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                                                                    EXHIBIT 10.5

                                 Promissory Note

U.S. $_______________                                             March 31, 2000
                                                            Rochester, Minnesota


     FOR VALUE RECEIVED, the undersigned ("Borrower") promises to pay to the order of PEMSTAR INC. (together with its successors and assigns hereinafter called "Holder") on the earlier of (a) June 30, 2000, or (b) the date the Borrower leaves the employment of the Holder, at Rochester, Minnesota, or such other place as the Holder may designate, the principal sum of _________________________________ ($____________________), together with interest thereon from the date of this Note, until paid, at the rate of six and one-half percent (6.5%) per annum.

     If suit is brought to collect this Note, the Holder shall be entitled to collect all reasonable costs and expenses of suit, including, but not limited to, reasonable attorney's fees.

     Borrower may prepay this Note in whole or in part. All such payments shall be applied first to accrued interest and then to principal.

     Presentment, notice of dishonor, and protest are hereby waived by all makers, sureties, guarantors and endorsers hereof.

     This Note is a full recourse promissory note, but is also secured by a Stock Pledge Agreement of even date herewith executed by Borrower and delivered to Holder.

     THIS NOTE SHALL BE CONSTRUED UNDER AND GOVERNED BY THE LAWS OF THE STATE OF MINNESOTA.

     AT THE OPTION OF HOLDER, THIS NOTE MAY BE ENFORCED IN OLMSTED COUNTY, MINNESOTA DISTRICT COURT AND BORROWER CONSENTS TO THE JURISDICTION AND VENUE OF SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUM NOT CONVENIENT. IN THE EVENT BORROWER COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FORM THE RELATIONSHIP CREATED BY THIS NOTE, HOLDER AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO THE JURISDICTION AND VENUE ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

     IN WITNESS WHEREOF, Borrower has executed this Note as of the date first above written.


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